                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 17, 2000


           CONSECO FINANCE FLOORPLAN RECEIVABLES MASTER TRUST 1998-2
           ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Minnesota                     33-62433             Applied for
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(State or other jurisdiction        (Commission           (IRS employer
      of incorporation)             file numbers)       identification no.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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  (Address of principal executive offices)                          (Zip code)


       Registrant's telephone number, including area code: (612) 293-3400
                                                           --------------


                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

         Pursuant to the Pooling and Servicing Agreement between Conseco Finance Corp (the "Servicer") and Norwest Bank Minnesota (the "Trustee"), on July 17, 2000 the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 1.01 of the Servicing Agreement attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.

                  The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                  Exhibit No.      Description
                  -----------      -----------

                     99.1          Monthly Report delivered to
                                   Certificateholders on
                                   July 17, 2000.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2000


                                   FLOORPLAN RECEIVABLES MASTER TRUST
                                   1998-2

                                   By  CONSECO FINANCE CORP
                                       as Servicer with respect to the Trust


                                   By: /s/ Phyllis A. Knight
                                       ---------------------------------------
                                       Phyllis A. Knight
                                       Senior Vice President and Treasurer